Section 906 Certificate
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Heather Harding, the Chief Financial Officer of Luxfer Holdings PLC, a public limited company incorporated under English law (the “Company”), do hereby certify, to my knowledge, that:
•the Quarterly Report on Form 10-Q for the period ended June 28, 2020 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
•information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 27, 2020	__/s/ Heather Harding__________________ Heather Harding Chief Financial Officer